EXHIBIT 10.08


                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated August 13, 1999, by and among INTERSIL HOLDING CORPORATION, a Delaware corporation formerly known as HSS Holding Corporation (the "Company"), STERLING HOLDING COMPANY, LLC, a Delaware limited liability company ("Sterling"), MANATEE INVESTMENT CORPORATION., a Delaware corporation ("Harris"), CITICORP MEZZANINE PARTNERS, L.P. ("CMP"), a Delaware limited partnership, the individuals identified on the signature pages of this Agreement as Management Investors, the individuals who join in the Stockholders' Agreement and this Agreement as Management Investors (collectively, the "Management Investors") and other Persons who may from time to time become parties to this Agreement. Sterling, Harris, CMP and the Management Investors are sometimes referred to hereinafter individually as an "Investor" and collectively as the "Investors."

                                   Background

     The Company, Sterling, Harris, CMP and the Management Investors are parties to, and this Agreement is made pursuant to, the Stockholders' Agreement. In order to induce the Investors to enter into the Stockholders' Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

                                      Terms

     In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Definitions

     As used in this Agreement, the following capitalized terms shall have the following meanings:

     "Affiliate" has the meaning set forth in Rule 12b-2 of the Rules promulgated under the Exchange Act.

     "CMP Registrable Securities" means (i) any shares of Common Stock issued or issuable to CMP or its affiliates upon exercise of the CMP Warrants or otherwise on or after the date hereof, and (ii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of CMP Registrable Securities whenever such Person has the right to acquire directly or indirectly such CMP Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, provided, however, that each such share of Common Stock shall cease to be a CMP Registrable Security when (i) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it; (ii) it is distributed to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act; or (iii) it has otherwise been transferred and a new certificate or other evidence of ownership for it not bearing or requiring a legend as set forth in Section 4.2 of the Stockholders' Agreement (or other legend of similar import) and not subject to any stop transfer order has been delivered by or on behalf of the Company and no other restriction on transfer exists under the Securities Act.

     "CMP Warrants" means the stock purchase warrants (together with all warrants issued in substitution or replacement therefor) issued to CMP to purchase Common Stock, pursuant to a Warrant Agreement, dated as of the date hereof, by and between the Company and CMP (as amended, restated or modified from time to time).

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the Class A Common Stock, par value $.01 per share, of the Company and any capital stock of the Company issued or issuable with respect to such common stock by way of or in connection with any stock dividend or distribution payable thereon or stock split, reverse stock split, recapitalization, reclassification, reorganization, exchange, subdivision or combination thereof.

     "Company Registrable Securities" has the meaning set forth in Section 4(b) of this Agreement.

     "Damages" has the meaning set forth in Section 5(a) of this Agreement.

     "Demand Registration" and "Demand Registration Requests" have the meanings set forth in Section 3(a) of this Agreement.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Incidental Registration" has the meaning set forth in Section 2(a) of this Agreement.

     "Inspector" and "Inspectors" have the meanings set forth in Section 4(j) of this Agreement.

     "Other Registrable Securities" means (i) any shares of Common Stock issued or issuable to or otherwise acquired by Harris or the Management Investors on or after the date hereof and (ii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, provided, however, that Incentive Shares (as defined in the Stockholders' Agreement) of Common Stock issued to Management Investors (and any shares of capital stock of the Company issued or issuable with respect to such Incentive Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization) shall be deemed to be Other Registrable Securities only to the extent that such shares are subject to the Company's Purchase Option (as defined in the Stockholders' Agreement) at the Adjusted Book Value Price (as defined in the Stockholders' Agreement). For purposes of this Agreement, a Person will be deemed to be a holder of Other Registrable Securities whenever such Person has the right to acquire, directly or indirectly, such Other Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, but in the case of Registrable Securities subject to vesting, only to the extent that such Person's right to acquire such Registrable Securities has vested and provided, further, that each Other Registrable Security shall cease to be an Other Registrable Security when (i) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it; (ii) it is distributed to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act; or (iii) it has otherwise been transferred and a new certificate or other evidence of ownership for it not bearing or requiring a legend as set forth in Section 4.2 of the Stockholders' Agreement (or other legend of similar import) and not subject to any stop transfer order has been delivered by or on behalf of the Company and no other restriction on transfer exists under the Securities Act.

     "Person" means an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Prospectus" means the prospectus included in any Registration
Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference in such prospectus.

     "Qualified Public Offering" means the sale, in an underwritten public offering registered under the Securities Act, of shares of the Company's Common Stock having an aggregate value (based upon the offering price of such offering) of at least $20 million.

     "Records" has the meaning set forth in Section 4(j) of this Agreement.

     "Registration Expenses" means the costs and expenses of all registrations and qualifications under the Securities Act, and of all other actions the Company is required to take in order to effect the registration of Registrable Securities under the Securities Act pursuant to this Agreement (including all federal and state registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and the fees and expenses of the Company's independent public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such registration)) other than the costs and expenses of any Investors whose Registrable Securities are to be registered pursuant to this Agreement comprising underwriters' commissions, brokerage fees, transfer taxes or the fees and expenses of any accountants or other representatives retained by any Investor.

     "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

     "Registrable Securities" means the Sterling Registrable Securities, CMP Registrable Securities, or the Other Registrable Securities.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Sterling Registrable Securities" means (i) any shares of Common Stock issued or issuable to or otherwise acquired by Sterling on or after the date hereof and (ii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of Sterling Registrable Securities whenever such Person has the right to acquire, directly or indirectly, such Sterling Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, provided, however, that each such share of Common Stock shall cease to be a Sterling Registrable Security when (i) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it; (ii) it is distributed to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act; or (iii) it has otherwise been transferred and a new certificate or other evidence of ownership for it not bearing or requiring a legend as set forth in Section 4.2 of the Stockholders' Agreement (or other legend of similar import) and not subject to any stop transfer order has been delivered by or on behalf of the Company and no other restriction on transfer exists under the Securities Act.

     "Stockholders' Agreement" means the Securities Purchase and Holders Agreement dated as of the date hereof by and among the Company, CMP, Sterling and the Management Investors and other Persons party thereto from time to time.

     "Special Registration Statement" means (i) a registration statement on Forms S-8 or S-4 or any similar or successor form or any other registration statement relating to an exchange offer or an offering of securities solely to the Company's employees or security holders or (ii) a registration statement registering a Unit Offering.

     "Unit Offering" means a public offering of a combination of debt and equity securities of the Company in which (i) not more than 20% of the gross proceeds received from the sale of such securities is attributed to such equity securities, and (ii) after giving effect to such offering, the Company does not have a class of equity securities required to be registered under the Exchange Act.

     "underwritten registration or "underwritten offering" means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

     2. Incidental Registration.

     (a) Right to Include Common Stock. If the Company at any time proposes to register any of its Common Stock under the Securities Act (other than on a Special Registration Statement), whether or not for sale for its own account, the Company will give written notice at least 30 days prior to the anticipated effective date of the registration statement filed or to be filed in connection with such registration to all holders of Registrable Securities of its intention to issue its Common Stock under the Securities Act and of such holders' rights under this Section 2. Upon the written request of any such holders of

Registrable Securities made within 15 days of the date of the foregoing notice from the Company (which request shall specify the aggregate number of the Registrable Securities to be registered and will also specify the intended method of disposition thereof), the Company will effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof (an "Incidental Registration"), to the extent required to permit the public disposition (in accordance with such intended methods thereof) of the Registrable Securities to be so registered; provided that (i) if, any time after giving written notice of its intention to register shares of Common Stock and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register the Common Stock, the Company shall give written notice of such determination to each holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); (ii) if a registration requested pursuant to this Section 2 shall involve an underwritten public offering, any holder of Registrable Securities requesting to be included in such registration may elect, in writing at least 25 days prior to the effective date of the Registration Statement filed in connection with such registration, not to register such securities in connection with such registration; and (iii) if, at any time after the 180-day or shorter period specified in Section 2(b), the sale of the securities has not been completed, the Company may withdraw from the registration on a pro rata basis (based on the number of Registrable Securities requested by each holder of Registrable Securities to be so registered) the Registrable Securities which the Company has been requested to register and which have not been sold.

     (b) Priority in Incidental Registrations. If a registration pursuant to
Section 2(a) involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the total number of shares of Common Stock to be included in such registration, including the Registrable Securities requested to be included pursuant to this Section 2, exceeds the maximum number of shares of Common Stock specified by the managing underwriter that may be distributed without adversely affecting the price, timing or distribution of such shares of Common Stock, then the Company shall include in such registration only such maximum number of Registrable Securities which, in the reasonable opinion of such underwriter or underwriters, can be sold in the following order of priority: (i) first, all of the shares of Common Stock that the Company proposes to sell for its own account, if any; (ii) second, all of the shares of Common Stock being registered by holder(s) of Registrable Securities pursuant to a Demand Registration; and (iii) third, the Registrable Securities of the holder(s) of Registrable Securities requested to be included in such Incidental Registration. To the extent that shares of Common Stock to be included in the Incidental Registration must be allocated among the holders(s) of Registrable Securities pursuant to clause (iii) above, such shares shall be allocated pro rata among the holders(s) of Registrable Securities based on the number of shares of Common Stock that such holders(s) of Registrable Securities shall have requested to be included therein. Notwithstanding the foregoing, if an Incidental Registration is an underwritten offering, the managing underwriter or underwriters may select shares for inclusion, or exclude shares completely, in such Incidental Registration on a basis other than a pro rata basis if, in the reasonable opinion of such underwriter or underwriters, selection on such other basis, or inclusion of such shares, would be material to the success of the offering.

     (c) Selection of Underwriters. If any Incidental Registration is an underwritten offering, the investment banker(s) and manager(s) for the offering will be selected by the Company.

     (d) Expenses. The Company will pay all Registration Expenses in connection with any registration of Registrable Securities requested pursuant to this
Section 2.

     (e) Liability for Delay. The Company shall not be held responsible for any delay in the filing or processing of a Registration Statement which includes any Registrable Securities due to requests by holders of Registrable Securities pursuant to this Section 2 nor for any delay in requesting the effectiveness of such Registration Statement.

     (f) Participation in Underwritten Registrations. No holder of Registrable Securities may participate in any underwritten registration hereunder unless such holder (i) agrees to sell his or its Common Stock on the basis provided in any underwriting arrangements approved by the persons who have selected the underwriter and (ii) accurately completes in a timely manner and executes all questionnaires, powers of attorney, indemnification agreements, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements.

     3. Demand Registration

     (a) Right to Demand Registration. Subject to Section 3(b) below, (i) the holders of a majority of Sterling Registrable Securities shall be entitled to make written requests ("Demand Registration Requests") at any time and from time to time and (ii) the holders of a majority of the CMP Registrable Securities shall be entitled to make one Demand Registration Request at any time commencing at the earlier of (A) the sixth anniversary of the date hereof or (B) the expiration of 180 days after the Company has consummated a Qualified Public Offering (or otherwise has a class of equity securities registered pursuant to Section 12 of the Exchange Act), in each case to the Company for registration with the Commission under and in accordance with the provisions of the Securities Act (including, but not limited to, registrations under Rule 415 promulgated under the Securities Act) of all or part of the Sterling Registrable Securities or CMP Registrable Securities, as the case may be, owned by them (a "Demand Registration") (which Demand Registration Request shall specify the intended number of Sterling Registrable Securities or CMP Registrable Securities, as the case may be, to be disposed of by such holders, the anticipated price range for such offering and the intended method of disposition thereof); provided that (i) the Company may, if the Board of Directors so determines in the exercise of its reasonable judgment, that due to a pending or contemplated acquisition or disposition or public offering it would be inadvisable to effect such Demand Registration at such time, defer such Demand Registration for a single period not to exceed 180 days. Within 10 days after receipt of the Demand Registration Request, the Company will serve written notice of such Demand Registration Request to all holders of Registrable Securities and, subject to paragraph (b) below, the Company will include in such registration all Registrable Securities of such holders with respect to which the Company has received written requests for inclusion therein from such holders within 15 business days after duly given to the applicable holder of the notice from the Company. All requests made pursuant to this paragraph 4(a) will specify the aggregate number of the Registrable Securities to be registered and will also specify the intended methods of disposition thereof.

     (b) Priority in Demand Registrations. The Company will not include in any Demand Registration any securities (other than Company Registrable Securities) which are not Registrable Securities without the prior written consent of at least a majority of the Sterling Registrable Securities or CMP Registrable Securities, as the case may be, included in such registration. If any of the Registrable Securities proposed to be registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering and the managing underwriter or underwriters of a Demand Registration advise the Company and the holders of such Registrable Securities in writing that in its or their reasonable opinion the number of shares of Common Stock proposed to be sold in such Demand Registration exceeds the maximum number of shares specified by the managing underwriter that may be distributed without adversely affecting the price, timing or distribution of the Common Stock, the Company shall include in such registration only such maximum number of Registrable Securities which, in the reasonable opinion of such underwriter or underwriters can be sold in the following order of priority: (i) first, the number of Sterling Registrable Securities or CMP Registrable Securities, as the case may be, requested to be included in such registration, pro rata if necessary; (ii) second, the number of Company Registrable Securities requested to be included in such registration, if any; (iii) third, all Other Registrable Securities requested to be included in such registration, pro rata if necessary; (iv) fourth, all other securities requested to be included in such registration pursuant to "demand registration" rights granted to other Persons, provided that such rights will have been granted only as permitted by this Agreement; and (v) fifth, shares of Common Stock held by other holders requested to be included in such registration, pro rata if necessary.

     (c) Selection of Underwriters. In the case of a Demand Registration for an underwritten offering, the holders of a majority of the Sterling Registrable Securities or CMP Registrable Securities, as the case may be, to be included in such Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering, which investment banker(s) and manager(s) will be nationally recognized, subject to the Company's approval which will not be unreasonably withheld.

     (d) Expenses. The Company will pay all Registration Expenses in connection with any registration of Registrable Securities requested pursuant to this
Section 3.

     (e) Other Registration Rights. Except as provided in this Agreement, the Company shall not grant to any Person the right to request the Company to register any Common Stock under the Securities Act, or the right to participate in any registration of Common Stock of the Company under the Securities Act, without the prior written consent of the holders of a majority of Sterling Registrable Securities and CMP Registrable Securities outstanding at the time of such grant.

     4. Registration Procedures. If and whenever the Company is required to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

     (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, and use its best efforts to cause such Registration Statement to become effective, provided, that before filing any Registration Statement the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such Registration Statement copies of all such documents proposed to be filed;

     (b) in connection with any Demand Registration, if requested by the party requesting such Demand Registration, use its best efforts to cause to be included in such registration, a primary offering by the Company of the Company's shares of Common Stock having an aggregate value (based on the midpoint of the proposed offering price range specified in the Registration Statement used to offer such securities) of up to $20 million ("Company Registrable Securities");

     (c) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold (but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 promulgated thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

     (d) furnish to each seller of such Registrable Securities such number of copies of such Registration Statement and of each such amendment and supplement thereof (in each case including all exhibits), such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus and summary Prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

     (e) use its best efforts to register or qualify such Registrable Securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as each seller shall request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject or subject itself to general taxation in any jurisdiction where it is not then so subject;

     (f) immediately notify each seller of any Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (c) of this Section 4, of the Company becoming aware that the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and within ten days prepare and furnish to all sellers a reasonable number of copies of an amended or supplemental Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     (g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the Nasdaq National Market of The Nasdaq Stock Market, Inc. ("Nasdaq"), and arrange for at least two market makers to register as such with respect to the Registrable Securities with the National Association of Securities Dealers, Inc.

     (h) provide an independent transfer agent and registrar for such Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement;

     (i) furnish to each seller of Registrable Securities covered by such Registration Statement an original, manually signed copy, addressed to such seller (and the underwriters, if any) of:

     (i) an opinion of counsel for the Company, dated the effective date of such Registration Statement (or, if such registration involves an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the sellers of not less than 50% of such Registrable Securities (and the managing underwriter, if any); and

     (ii) a "comfort letter," dated the effective date of such Registration Statement (or, if such registration involves an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such Registration Statement, covering such matters with respect to such Registration Statement as are customarily covered in accountants' letters delivered to the underwriters in underwritten offerings of securities as may reasonably be requested by the sellers of not less than 50% of such Registrable Securities (and the managing underwriter, if any);

     (j) make available for inspection by any seller of such Registrable Securities covered by such Registration Statement, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter (any of the foregoing persons, including such seller, individually an "Inspector" and collectively the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably requested by an Inspector (collectively, the "Records"), and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any

Inspector in connection with such Registration Statement; provided that any Records that are designated by the Company in writing as confidential shall be kept confidential by the Inspectors unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or by any regulatory authority having jurisdiction. Each Investor agrees that non-public information obtained by it as a result of such Inspections shall be deemed confidential and acknowledges its obligations under the federal securities laws not to trade any securities of the Company on the basis of material non-public information;

     (k) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or combination of shares);

     (l) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least 12 months beginning with the first day of the Company's first full calendar quarter after the effective date of the Registration Statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

     (m) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

     (n) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending of preventingthe use of any related Prospectus or suspending the qualification of any Common Stock included in such Registration Statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order; and

     (o) use its best efforts to cause such Registrable Securities covered by such registration Statement to be registered or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities.

     The Company may require each seller of Registrable Securities as to which any registration is being effected promptly to furnish to the Company such information regarding the distribution of such Registrable Securities as may be legally required. Such information shall be furnished in writing and shall state that it is being furnished for use in the Registration Statement.

     Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (f) of this Section 4, such holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by clause (f) of this Section 4, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of the Company's notice. In the event the Company shall give any such notice, the period mentioned in clause (c) of this Section 4 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (f) of this Section 4 up to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by clause (f) of this Section 4.

     If any Registration Statement or comparable statement contemplated by this Agreement refers to any holder by name or otherwise as the holder of any securities of the Company and if, in its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder, provided that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect which opinion and counsel shall be reasonably satisfactory to the Company.

     5. Indemnification.

     (a) Indemnification by the Company. The Company hereby agrees to indemnify and hold harmless each holder of Registrable Securities which shall have been registered under the Securities Act, and such holder's officers, directors and agents and each other Person, if any, who controls such holder within the meaning of the Securities Act and each other Person (including underwriters) who or which participates in the offering of such Registrable Securities against any losses, claims, damages, liabilities, reasonable attorneys' fees, costs or expenses (collectively, the "Damages"), joint or several, to which such holder or controlling Person or participating Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact made by the Company or its agents contained in any Registration Statement under which such Registrable Securities are registered under the Securities Act, in any preliminary Prospectus or final Prospectus contained therein, or in any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder of Registrable Securities or such controlling Person or participating Person in connection with investigating or defending any such Damages or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such Damages arise out of or are based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, said preliminary or final Prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder or such controlling or participating Person, as the case may be, specifically for use in the preparation thereof; or (ii) an untrue statement or alleged untrue statement, omission or alleged omission in a Prospectus if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus which amendment or supplement is delivered to such holder in a timely manner and such holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of such Registrable Securities to the Person asserting such Damages.

     (b) Indemnification by the Holders of Registrable Securities Which Are Registered. It shall be a condition of the Company's obligations under this Agreement to effect any registration under the Securities Act that there shall have been delivered to the Company an agreement or agreements duly executed by each holder of Registrable Securities to be so registered, whereby such holder agrees to indemnify and hold harmless the Company, its directors, officers and agents and each other Person, if any, which controls the Company within the meaning of the Securities Act against any Damages, joint or several, to which the Company, or such other Person or such Person controlling the Company may become subject under the Securities Act or otherwise, but only to the extent that such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue statements or alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such Registrable Securities are registered under the Securities Act, in any preliminary Prospectus or final Prospectus contained therein or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which, in each such case, has been made in or omitted from such Registration Statement, said preliminary or final Prospectus or said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by such holder of Registrable Securities specifically for use in the preparation thereof. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

     (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 5; and (ii) unless the indemnified party has been advised by its counsel that a conflict of interest exists between such indemnified and indemnifying parties under applicable standards of professional responsibility, with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to the entry of any judgment or enter into any settlement (i) that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation and (ii) except for judgments or settlements calling for the payment of money only, without the consent of the indemnified party (which consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

     (d) Contribution. If for any reason the indemnification provided for in the preceding Sections 6(a) or 6(b) is unavailable to an indemnified party in respect of any Damages referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Damages in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that in no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the difference between the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such contribution obligation and all amounts previously contributed by such holder with respect to such Damages. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation.

     (e) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     6. Hold-Back Agreements

     (a) Restrictions on Public Sale by Holder of Registrable Securities. Each holder of Registrable Securities whose Registrable Securities are eligible for inclusion in a Registration Statement filed pursuant to Sections 3 or 4 agrees, if requested by the managing underwriter or underwriters in an underwritten offering of any Registrable Securities, not to effect any public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act (except as part of such underwritten registration), during the 10-day period prior to, and during the 180-day period (or such shorter period as may be agreed to by the parties hereto) beginning on the effective date of such Registration Statement, to the extent timely notified in writing by the Company or the managing underwriter or underwriters, provided that this provision shall not apply to employees of Sterling, 399 Venture Partners, Inc. or wholly owned subsidiaries of Citicorp.

     The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of Registrable Securities (except as part of such underwritten registration) during such period unless it has provided 45 days prior written notice of such sale or distribution to the managing underwriter or underwriter.

     (b) No Inconsistent Agreements. The Company will not enter into any Agreement which is inconsistent with or violate the rights granted to holders of Registrable Securities in this Agreement.

     (c) Restrictions on Public Sale by the Company and Others. The Company shall (i) not effect any public sale or distribution of any of its Common Stock for its own account during the 10-day period prior to, and during the 180-day period beginning on, the effective date of a Registration Statement filed pursuant to Sections 3 or 4 (except as part of a Special Registration Statement), and (ii) use reasonable efforts to cause each holder of Common Stock purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration, if permitted).

     7. Miscellaneous

     (a) Amendment and Modification. This Agreement may be amended or modified, or any provision hereof may be waived, provided that such amendment or waiver is set forth in a writing executed by (i) the Company, (ii) Sterling (so long as Sterling and its Affiliates own in the aggregate at least 15% of the outstanding Common Stock on a fully diluted basis), (iii) the holders of a majority of the CMP Registrable Securities, (iv) the holders of a majority of the outstanding Common Stock on a fully diluted basis (including Shares owned by Sterling, CMP and their respective Affiliates) held by the Investors, and (v) in the case of any amendment which materially and adversely affects any Investor, such Investor. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

     (b) Survival of Representations and Warranties. All representations, warranties, covenants and agreements set forth in this Agreement will survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by an Investor or on its behalf.

     (c) Successors and Assigns; Entire Agreement. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and executors, administrators and heirs. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. This Agreement sets forth the entire agreement and understandings among the parties as to the subject matter hereof and merges and supersedes all prior discussions and understandings of any and every nature among them.

     (d) Separability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

     (e) Notices. All notices provided for or permitted hereunder shall be made in writing by hand delivery, registered or certified first-class mail, telecopier or air courier guaranteeing overnight delivery to the other party at the following addresses (or at such other address as shall be given in writing by any party to the others):

     If to the Company to:

                    Intersil Holding Corporation
                    2401 Palm Bay Road Northeast
                    Palm Bay, FL  32905
                    Telecopy number: 407-729-5392
                    Attention: General Counsel

                    with required copies to:

                    Citicorp Venture Capital, Ltd.
                    399 Park Avenue
                    Sixth Floor
                    New York, New York 10043
                    Telecopy number: (212) 888-2940
                    Attention: Paul C. ("Chip") Schorr, IV

                    and

                    Dechert Price & Rhoads
                    4000 Bell Atlantic Tower
                    1717 Arch Street
                    Philadelphia, Pennsylvania 19103
                    Telecopy number: (215) 994-2222
                    Attention: G. Daniel O'Donnell

     If to Sterling to:

                    Sterling Holding Company, LLC
                    c/o Citicorp Venture Capital, Ltd.
                    399 Park Avenue
                    Sixth Floor
                    New York, New York 10043
                    Telecopy number: (212) 888-2940
                    Attention: Paul C. ("Chip") Schorr, IV

                    with a required copy to:

                    Dechert Price & Rhoads
                    4000 Bell Atlantic Tower
                    1717 Arch Street
                    Philadelphia, Pennsylvania 19103
                    Telecopy number: (215) 994-2222
                    Attention: G. Daniel O'Donnell, Esq.

     If to Harris to:

                    Manatee Investment Corporation
                    1025 West NASA Boulevard
                    Melbourne, FL  32919
                    Attention: Ronald R. Spoehel
                    Telecopy number: (407) 727-9222

                    with a required copy to:

                    Squire, Sanders & Dempsey L.L.P.
                    1201 Pennsylvania Avenue, N.W.
                    P.O. Box 407
                    Washington, DC  20044-0407
                    Attention: James J. Maiwurm, Esq.
                    Telecopy number: (202) 626-6780


     If to CMP to:

                    Citicorp Mezzanine Partners, L.P.
                    399 Park Avenue, 14th Floor
                    New York, NY  10043
                    Attention:  Byron L. Knief
                    Telecopy No.: (212) 888-2940


                    with a required copy to:

                    Kirkland & Ellis
                    153 East 53rd Street
                    New York, NY  10022-4675
                    Attention:  Eunu Chun, Esq.
                    Telecopy No.: (212) 446-4900

     If to the Management Investors or any of them, to their addresses as listed in the books of the Company.

     All such notices shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

     (f) Governing Law. The validity, performance, construction and effect of this Agreement shall be governed by and construed in accordance with the internal law of Delaware, without giving effect to principles of conflicts of law.

     (g) Waiver of Jury Trial. Each of the parties to this Agreement waives, to the fullest extent permitted by law, any right to trial by jury of any claim, demand, action or cause of action (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the transactions related hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise. Each of the parties to this Agreement agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of the right to trial by jury.

     (h) Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

     (i) Counterparts. This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

     (j) Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

     (k) Termination. Unless sooner terminated in accordance with its terms, this Agreement shall terminate ten years after the date of this Agreement and any additional period permitted by law, provided that the indemnification rights and obligations set forth in Section 5 hereof shall survive the termination of this Agreement.

     (l) Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement, it being agreed by the parties that the remedy at law, including monetary damages, for breach of such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

     (m) Party No Longer Owning Registrable Securities. If a party hereto ceases to own any Registrable Securities, such party will no longer be deemed to be an Investor for purposes of this Agreement; provided that the indemnification rights and obligations set forth in Section 5 hereof shall survive any such cessation of ownership.

     (n) Pronouns. Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

     (o) No Effect on Employment. Nothing herein contained shall confer on any Investor the right to remain in the employ of the Company or any of its subsidiaries or Affiliates.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.


                                INTERSIL HOLDING CORPORATION


                                By: /s/ Daniel J. Heneghan
                                    ----------------------------
                                    Daniel J. Heneghan
                                    Vice President


                                STERLING HOLDING COMPANY LLC
                                  CITICORP VENTURE CAPITAL LTD.


                                By: /s/ James A. Urry
                                    ----------------------------
                                    James A. Urry
                                    Vice President


                                MANATEE INVESTMENT CORPORATION


                                By: /s/ Ronald Spoehel
                                    --------------------------------
                                    Ronald Spoehel
                                    Vice President


                                CITICORP MEZZANINE PARTNERS, L.P.


                                By: /s/ Byron L. Knief
                                    ----------------------------
                                    Byron L. Knief
                                    Title:

                  /s/ Lawrence J. Ciaccia
                  -----------------------
                  Lawrence J. Ciaccia
                  Social Security Number:        ###-##-####
                  Residence Address:             200 Naylor St. NE
                                                 Palm Bay, FL  32907
                  Residence Telephone:           (407) 725-9779
                  Business Address:              2401 Palm Bay Road NE
                                                 Palm Bay, FL 32905
                  Business Telephone:            (407) 729-5728



                  /s/ Raymond T. Ford
                  -----------------------
                  Raymond T. Ford
                  Social Security Number:        ###-##-####
                  Residence Address:             45 Shady Tree Dr.
                                                 Mountaintop, PA  18707
                  Residence Telephone:           (570) 474-9246
                  Business Address:              2401 Palm Bay Road NE
                                                 Palm Bay, FL 32905
                  Business Telephone:            (570) 474-9246



                  /s/ Rick Furtney
                  -----------------------
                  Rick Furtney
                  Social Security Number:        ###-##-####
                  Residence Address:             157 Dickinson St. NE
                                                 Palm Bay, FL  32907
                  Residence Telephone:           (407) 676-0934
                  Business Address:              2401 Palm Bay Road NE
                                                 Palm Bay, FL 32905
                  Business Telephone:            (407) 729-5861

                  /s/ George Gidzinski
                  -----------------------
                  George Gidzinski
                  Social Security Number:        ###-##-####
                  Residence Address:             1020 Pellam Ave. NE
                                                 Palm Bay, FL  32907
                  Residence Telephone:           (407) 729-9372
                  Business Address:              2401 Palm Bay Road NE
                                                 Palm Bay, FL 32905
                  Business Telephone:            (407) 729-4906



                  /s/ Daniel J. Heneghan
                  -----------------------
                  Daniel J. Heneghan
                  Social Security Number:        ###-##-####
                  Residence Address:             730 Ridgemoor Place
                                                 Melbourne, FL  32940
                  Residence Telephone:           (407) 242-7151
                  Business Address:              2401 Palm Bay Road NE
                                                 Palm Bay, FL 32905
                  Business Telephone:            (407) 729-4688



                  /s/ Jeffrey G. Mansmann
                  -----------------------
                  Jeffrey G. Mansmann
                  Social Security Number:        ###-##-####
                  Residence Address:             2512 Saddlebridge Dr.
                                                 Raleigh, NC  27615
                  Residence Telephone:           (919) 847-7553
                  Business Address:              2401 Palm Bay Road NE
                                                 Palm Bay, FL 32905
                  Business Telephone:            (919) 405-3615

                  /s/ Karl McCalley
                  -----------------------
                  Karl McCalley
                  Social Security Number:        ###-##-####
                  Residence Address:             125 Lansing Island Drive
                                                 Indian Harbour Beach, FL  32937
                  Residence Telephone:           (407) 777-2111
                  Business Address:              2401 Palm Bay Road NE
                                                 Palm Bay, FL 32905
                  Business Telephone:            (407) 724-7386



                  /s/ W. Russell Morcom
                  -----------------------
                  W. Russell Morcom
                  Social Security Number:        ###-##-####
                  Residence Address:             339 Coral Way West
                                                 Indialantic, FL  32903
                  Residence Telephone:           (407) 777-6219
                  Business Address:              2401 Palm Bay Road NE
                                                 Palm Bay, FL 32905
                  Business Telephone:            (407) 729-4604



                  /s/ Raymond D. Odom
                  -----------------------
                  Raymond D. Odom
                  Social Security Number:        ###-##-####
                  Residence Address:             853 Champions Drive NE
                  Residence Telephone:           (407) 723-3958
                  Business Address:              2401 Palm Bay Road NE
                                                 Palm Bay, FL 32905
                  Business Telephone:            (407) 724-7307

                  /s/ Larry Sims
                  -----------------------
                  Larry Sims
                  Social Security Number:        ###-##-####
                  Residence Address:             1810 Long Iron Dr., Apt. 327
                                                 Rockledge, FL  32955
                  Residence Telephone:           (407) 632-9340
                  Business Address:              2401 Palm Bay Road NE
                                                 Palm Bay, FL 32905
                  Business Telephone:            (407) 729-5638



                  /s/ CB The
                  -----------------------
                  CB Teh
                  Social Security Number:        Malaysian citizen - no US SSN
                  Residence Address:             No. 1, Lorong Pimping,
                                                 Ukay Heights
                                                 68000 Ampang
                                                 Selangor, Malaysia
                  Residence Telephone:           911-603-451-8223
                  Business Address:              2401 Palm Bay Road NE
                                                 Palm Bay, FL 32905
                  Business Telephone:            011-603-456-2585



                  /s/ Stephen Titus
                  -----------------------
                  Stephen Titus
                  Social Security Number:        ###-##-####
                  Residence Address:             1305 Golf Vista Ct. NE
                                                 Palm Bay, FL  32905
                  Residence Telephone:           (407) 676-0193
                  Business Address:              2401 Palm Bay Road NE
                                                 Palm Bay, FL 32905
                  Business Telephone:            (407) 724-7912

                  /s/ Gregory L. Williams
                  -----------------------
                  Gregory L. Williams
                  Social Security Number:        ###-##-####
                  Residence Address:             686 Deerhurst Drive
                                                 Melbourne, FL  32940
                  Residence Telephone:           (407) 253-3069
                  Business Address:              2401 Palm Bay Road NE
                                                 Palm Bay, FL 32905
                  Business Telephone:            (407) 729-5756

                  /s/ Michael W. Althar
                  -----------------------
                  Michael W. Althar
                  Social Security Number:        ###-##-####
                  Residence Address:             3219 Pepper Pike
                                                 Findlay, OH  45840
                  Residence Telephone:           (419) 425-1532
                  Business Address:              2401 Palm Bay Road NE
                                                 Palm Bay, FL 32905
                  Business Telephone:            (419) 425-8118